PROSHARES TRUST

ProShares UltraPro Dow30SM (UDOW)

ProShares UltraPro MidCap400 (UMDD)

ProShares UltraPro QQQ® (TQQQ)

ProShares UltraPro Russell2000 (URTY)

ProShares UltraPro S&P500® (UPRO)

ProShares UltraPro Short 20+ Year Treasury (TTT)

ProShares UltraPro Short Dow30SM (SDOW)

ProShares UltraPro Short MidCap400 (SMDD)

ProShares UltraPro Short QQQ® (SQQQ)

ProShares UltraPro Short Russell2000 (SRTY)

ProShares UltraPro Short S&P500® (SPXU)

(each a "Fund" and, collectively, the "Funds")

Supplement dated August 18, 2022

to the Funds' Statutory Prospectus dated October 1, 2021, as supplemented

* * * * *

Effective immediately, under the "Investment Objectives, Principal Investment Strategies and Related Risks" section, the following disclosure is added to the "Precautionary Notes" sub-section beginning on page 663 of the Statutory Prospectus:

A Precautionary Note for UltraPro and UltraPro Short Funds – Funds that seek daily investment results, before fees and expenses, that correspond to three times (3x) or three times the inverse (-3x) of the daily performance of an index are not subject to certain limits on fund leverage risk. In particular, the UltraPro and UltraPro Short Funds are not subject to requirements that limit the ability of other funds to obtain leveraged exposure based on value- at-risk.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.